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                       Power Portfolio Variable Annuity

                        GNA Variable Investment Account

                  Great Northern Insured Annuity Corporation

               Supplement to Prospectus dated November 22, 1995

     Great Northern Insured Annuity Corporation ("GNA") is offering to exchange Certificates under its Power Portfolio variable annuity - the contract described in this Prospectus - for Certificates under its Paragon Power Portfolio variable annuity in order to make available new investment options to Participants holding Paragon Power Portfolio Certificates. A Participant who exchanges his or her Paragon Power Portfolio Certificate for a Power Portfolio Certificate will become eligible to invest in the GNA Value Portfolio of the GNA Variable Series Trust and the GE Fixed Income Portfolio and the GE U.S. Equity Portfolio of the Variable Investment Trust in addition to the GNA and GE portfolios currently available under his or her Paragon Power Portfolio Certificate. The terms of the Power Portfolio and Paragon Power Portfolio Certificates are identical except for the investment options available. A description of the new investment options available is set forth in the accompanying prospectuses of the GNA Variable Series Trust and the Variable Investment Trust.

     The exchange of Certificates will be made without the assessment of the withdrawal charge or any market value adjustment under the terms of the Paragon Power Portfolio Certificate, and no deduction of the Certificate Maintenance Charge will be made at the time of the exchange unless the exchange is made on December 31. In addition, no charge will be made for effecting the exchange. For purposes of determining the minimum death benefit, the Certificate Anniversaries upon which the "Reset Dates" of the minimum death benefit are based, the maturity date on any funds invested in a fixed guarantee period and the applicable withdrawal charge on any withdrawals made subsequent to the exchange, the Power Portfolio Certificate will be deemed to have been issued on the date that the Paragon Power Portfolio Certificate was issued. Likewise, a purchase payment credited to a Paragon Power Portfolio Certificate will be deemed to have been credited to the Power Portfolio Certificates on the date it was credited under the Paragon Power Portfolio Certificate. See "Death Benefit" on pages 18-19, "Fixed Accumulation" on pages 12-13 and "Charges and Deductions on pages 22-25 of this Prospectus.

GNA believes that an exchange of a Certificate will not be a taxable event for Federal tax purposes; however, any Participant considering an exchange should consult a tax advisor.

               The date of this supplement is December 11, 1995